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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MARCH 5, 2007

                             BSD MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                    0-10783                75-1590407
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  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

                              2188 West 2200 South
                           Salt Lake City, Utah 84119
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (801) 972-5555

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   OTHER EVENTS.

On March 7, 2007, BSD Medical Corporation issued a press release, attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits.

99.1    Press Release of BSD Medical Corporation dated March 7, 2007.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 7, 2007

                                                  BSD MEDICAL CORPORATION


                                                  By:    /s/ Hyrum A. Mead
                                                         -----------------------
                                                  Name:  Hyrum A. Mead
                                                  Title: President and
                                                         Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.  Description
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99.1         Press Release of BSD Medical Corporation dated March 7, 2007